UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 16, 2005

(Date of earliest event reported)

Computer Associates International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9247	13-2857434

(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza Islandia, New York	11749

(Address of Principal Executive Offices)	(Zip Code)

(631) 342-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

      On March 16, 2005, the Securities and Exchange Commission announced that the United States District Court issued an order appointing attorney Lee S. Richards, of Richards Spears Kibbe & Orbe LLP, to serve as the Independent Examiner for Computer Associates International, Inc. (the “Company”) pursuant to the Final Judgment in the SEC’s civil action that the Company consented to on September 21, 2004 (the "SEC Consent") and also pursuant to the Deferred Prosecution Agreement (the “DPA”) that the Company entered into with the United States Attorney for the Eastern District of New York on September 22, 2004. For information about the DPA and the SEC Consent, see the Form 8-K filed by the Company with the SEC on September 22, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER ASSOCIATES INTERNATIONAL, INC.

Date: March 17, 2005	By: /s/ Kenneth V. Handal Kenneth V. Handal Executive Vice President and General Counsel